UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
THERMOGENESIS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ThermoGenesis Corp.
2711 Citrus Road
Rancho Cordova, CA 95742
Telephone (916) 858-5100
To the Stockholders of ThermoGenesis Corp.:
     You are cordially invited to attend the Annual Meeting of Stockholders of ThermoGenesis Corp. (the “Company”) to be held at 9:00 a.m. (PST), on December 11, 2006, at Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742.
     At the meeting, you will be asked (i) to elect five (5) directors of the Company, (ii) to approve the adoption of the 2006 Equity Incentive Plan, (iii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year, and (iv) to consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement. Your Board of Directors believes these four proposals are in the best interest of the Company and its stockholders and recommends that you vote for them.
     The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.
     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.

/s/ Philip H. Coelho
Philip H. Coelho,
Chairman of the Board and Chief Executive Officer
October 26, 2006
Rancho Cordova, California

ThermoGenesis Corp.
2711 Citrus Road
Rancho Cordova, CA 95742
Telephone (916) 858-5100
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 11, 2006

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ThermoGenesis Corp. (the “Company”), a Delaware corporation, will be held at the Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, on Monday, December 11, 2006, at 9:00 a.m. (PST) for the following purposes:
1.	To elect five (5) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To approve the adoption of the 2006 Equity Incentive Plan;

3.	To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year; and

4.	To transact such other business as may properly come before the meeting.
     The Board of Directors of the Company has fixed the close of business on October 17, 2006, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.
     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors
/s/ David C. Adams
David C. Adams Corporate Secretary
October 26, 2006
Rancho Cordova, California
YOUR VOTE IS IMPORTANT
YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

INFORMATION CONCERNING THE SOLICITATION
RECORD DATE AND VOTING RIGHTS
PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL 2: APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
SUMMARY COMPENSATION TABLE
OTHER BUSINESS

ThermoGenesis Corp.
2711 Citrus Road
Rancho Cordova, CA 95742
Telephone (916) 858-5100

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION
     We are furnishing this proxy statement to you in connection with the fiscal year 2006 Annual Meeting of Stockholders of ThermoGenesis Corp. (the “Company”) to be held on Monday, December 11, 2006, at 9:00 a.m. (PST) at the Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, CA 95742, and at any postponement or adjournment thereof (the “Meeting”).
     Only stockholders of record on October 17, 2006, are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.
     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted “FOR” the nominees for the Board of Directors, “FOR” the approval of the 2006 Equity Incentive Plan, “FOR” ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2007, and at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.
     This proxy is solicited on behalf of the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company’s stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.
     Our Annual Report on Form 10-K for the fiscal year ended June 30, 2006, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.
     This Proxy Statement and form of proxy were first mailed on November 10, 2006 to stockholders of record as of October 17, 2006.
Help Us Reduce Costs of Our Annual Meeting
     To help the Company reduce costs related to our annual meeting, we ask all stockholders who vote through the Internet to consent to electronic delivery of mailings related to future stockholder meetings. Companies may make their proxy statements and annual reports available online and eliminate mailing hard copies of these documents to those stockholders who consent in advance to electronic distribution. If you hold shares in your own name and you are voting via the Internet, you can consent online when you vote. If you hold shares through an intermediary, such as a broker or bank, please refer to the information provided by your bank or broker for instructions on how to consent to electronic distribution.
RECORD DATE AND VOTING RIGHTS
     The Company is currently authorized to issue up to 80,000,000 shares of Common Stock, $0.001 par value and 2,000,000 shares of Preferred Stock, $0.001 par value. As of October 17, 2006, 54,940,675 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is October 17, 2006.
     A majority of the outstanding shares of Common Stock of the Company, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.
     Under Delaware law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of quorum is required to approve all other proposals. Abstentions are treated as a vote against the proposal and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.
PROPOSAL 1—ELECTION OF DIRECTORS
General Information
     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board currently has fixed the authorized number of directors at five (5) and is actively seeking possible additional candidates for the Board whose experience and relationships will materially add to those attributes possessed by the five members currently proposed for the Board.
     At the Meeting, stockholders will be asked to elect the nominees for director listed below, each of whom is a current member of the Company’s Board of Directors.
Nominees for Director
     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

     The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
George J. Barry	53
Philip H. Coelho	62
Hubert E. Huckel, M.D.	75
Patrick McEnany	59
Woodrow A. Myers Jr, M.D.	52
Biographies

George J. Barry	Director since 2002
     Mr. Barry has served as one of our directors since January 2002. He is a Managing Director with CCA, Inc. a health care development corporation. Mr. Barry was Mediware Information Systems, Inc.’s Chief Executive Officer, President and member of the Board of Directors from January 2001 until October 2005. He previously served as Mediware Information Systems’ Chief Financial Officer from 1997 through 1998 and acted as an advisor to the Board of Directors thereafter. Mr. Barry has been a senior manager of public technology companies for over 18 years. He was employed as Vice President and Chief Financial Officer of Silvon Software, Inc. from 1999 through 2000 and Chief Financial Officer at Microware Systems from 1994 to 1996. Mr. Barry is a Certified Public Accountant and holds a Masters in Business Administration from the University of Wisconsin-Madison.

Philip H. Coelho	Director since 1986
     Mr. Coelho has served as the Company’s Chief Executive Officer and Chairman of the Board since 1989. From October 1986 to September 1989, Mr. Coelho was Vice President and Director of Research, Development and Manufacturing. Mr. Coelho was President of Castleton, Inc. from October 1983 until October 1986. Castleton developed and previously licensed the Insta Cool technology to the Company. Mr. Coelho serves on the Board of Directors of Catalyst Pharmaceuticals, Inc. and previously served on the Board of Directors of Kourion Therapeutics, GMBH and Mediware Information Systems Inc. Mr. Coelho has a Bachelor of Science degree in Mechanical Engineering from the University of California, Davis and is the inventor or co-inventor on the majority of the Company’s patents.

Hubert E. Huckel, M.D.	Director since 1997
     Dr. Huckel joined the Board of Directors in 1997. He is a co-founder of Catalyst Pharmaceuticals, Inc., formed in January 2002, and is a member of the board of directors. In addition, he is on the Board of Directors of Titan Pharmaceuticals, Inc., Amarin Pharmaceuticals, plc and Valera Pharmaceuticals, Inc. He spent 29 years with the Hoechst Group (“Hoechst” now “Sanofi-Aventis”), and was at the time of his retirement, Executive Chairman of the Board of Hoechst-Roussel Pharmaceuticals, Inc. Dr. Huckel received his M.D. degree from the University of Vienna, Austria, and is a member of the Rockefeller University Council.

Patrick McEnany	Director rejoined in 1997
     Mr. McEnany is co-founder, Chairman, President and Chief Executive Officer of Catalyst Pharmaceuticals Inc., a drug development company. Mr. McEnany has served as Catalyst’s CEO and a director since its formation in January 2002. From 1991 to April of 1997, Mr. McEnany was Chairman and President of Royce Laboratories, Inc., a Miami, Florida based manufacturer of generic prescription drugs. From 1997 to 1998, after the merger of Royce Laboratories, Inc., into Watson Pharmaceuticals, Inc., Mr. McEnany served as President of the wholly-owned Royce Laboratories subsidiary and Vice President of Corporate Development for Watson Pharmaceuticals, Inc. From 1993 through 1997, he also served as Vice Chairman and director of the National Association of Pharmaceutical Manufacturers. He currently serves on the Board of Directors for Renal CarePartners, Inc., an operator of kidney dialysis centers, the Jackson Memorial Hospital Foundation and Excalibur Health Systems. Mr. McEnany also served on the Board of Directors of Med/Waste, Inc. from March 2000 until February 13, 2002, when that company filed for voluntary bankruptcy protection under federal bankruptcy laws.

Woodrow Myers, M.D.	Director since 2006
     Dr. Myers joined the Board of Directors in June 2006. Dr. Myers founded Myers Ventures LLC to facilitate his interests in international health, where he currently provides healthcare consulting and investments. From 2000 to 2005, Dr. Myers served as Executive Vice President and Chief Medical Officer of WellPoint Health Networks, managing WellPoint’s Healthcare Quality Assurance Division, which had responsibility for medical policy, clinical affairs and member advocacy. From 1996 to 2000, Dr. Myers served as Director of Health Care Management at Ford Motor Company. Currently Dr. Myers serves on the board of directors of Genomic Health [GHDX], and Stanford University Hospital, he is a Visiting Professor of Medicine at UCLA School of Medicine, a member of the Institute of Medicine and the National Academy of Science and a Master of the American College of Physicians. Dr. Myers received a Doctor of Medicine degree from Harvard medical School, a MBA and BS from Stanford University and is a former Robert Wood Johnson Foundation Clinical Scholar.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.
PROPOSAL 2: APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN
General
     During the past fiscal year the Company registered and sold securities for general, working capital and strategic purposes. Current review of operations indicates that the Company has raised sufficient working capital and therefore, intends to file a post-effective amendment to the shelf registration statement previously filed to eliminate any remaining shares.
     The Board of Directors recently established a Governance and Nominating Committee, which was charged with evaluating succession plans; executive development, hiring and retention; annual evaluation of directors and the Chief Executive Officer; and recommendations for Board of Directors membership nominations, among other things. This committee was formed in part due to the Company’s progression and strategic shift as the Company positions itself for a period of commercial growth and expansion of market opportunities. The strategic shift poses various new organizational implications, including new executive hires, retention, and long-term strategic planning for growth and execution of developing business plans.
     The Company has historically engaged in significant research and development of new product platforms for emerging and developing markets, principally in the cell therapy and surgical wound care markets. The development of initial product platforms has been completed and commercialization of the key products initiated. The Company more recently signed significant contracts to market certain key products through GE Healthcare, Medtronic, Biomet, Asahi Medical and others, which relationships are anticipated to be the start of new and stronger distribution channels for generating revenue. As such, the Company is in transition from its prior research efforts to performance based metrics and revenue growth. Of significance, continuing research and development will remain an important component of the Company’s long-term strategy. To effect this transition, management and the Board believe that key additions and retention at the executive level, as well as middle management level, are necessary.
Reasons for the Proposal
     In order to attract, hire, and retain the caliber of executives that management and the Board believe will be required to help transition the Company, the Company will need to have the flexibility to grant restricted stock, stock options, and other equity instruments. The Board of Directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, and executives. Without a broad based equity plan, we believe that we will be impaired in our efforts to offer competitive compensation packages to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain critically important executives.
Interest of Executives
     As part of the current proposed 2006 Equity Incentive Plan, the Corporate Governance and Nominating Committee, in conjunction with the Compensation Committee, the Plan’s administrator, proposes, upon stockholder approval of the plan, to grant an aggregate of 500,000 shares of restricted common stock to our Chief Executive Officer. These shares would vest ratably over three years and provide for acceleration of vesting upon fulfillment of certain objectives to be established by the Board Committees. These objectives would include: making certain executive hires, planning and implementing a strategic succession plan which would include commitment from our Chief Executive Officer to continue involvement with the Company for a period of time and in a capacity acceptable to the Board of Directors and development of transition plans that will create the foundation for corporate growth acceptable to the Board of Directors. The Board Committees believe that searches for certain executives will be challenging as the personalized medicine fields of cell therapy and surgical wound care are relatively new, rapidly growing and evolving. The extensive industry knowledge, experience and relationships gained through years of unique contributions to the technology, science and clinical research by our Chief Executive Officer will need to be adequately transferred to new executives. This process will take time and diligence and the proposed grant is intended to provide appropriate incentive for our Chief Executive Officer to continue to perform in his existing position while focusing on the timely search and hiring of key executives and the development and execution of effective transition plans, including a succession plan for the Chief Executive Officer, that will allow the new executives to direct the Company on its desired path towards performance growth and profitability. The Board Committees have also determined that the proposed grant would also be subject to acceleration of vesting based on a change of control of the Company, consistent with other grants generally under the plan.
Background of the Proposal
     You are being asked to approve the adoption of the 2006 Equity Incentive Plan (the “2006 Plan”). A copy of the 2006 Plan is attached as Exhibit A. Under the 2006 Plan, the number of shares of common stock equal to six percent (6%) of the number of outstanding shares of the Company are authorized to be issued under the 2006 Plan (“Evergreen Provision”), of which up to 2,000,000 may be reserved for incentive stock option awards. Under the Evergreen Provision, the number of shares available to grant for awards will increase at the beginning of each fiscal year if additional shares of common stock were issued in the preceding fiscal year, as long as the 2006 Plan is in effect. This will allow the Company the continuing ability to award and motivate participants with awards. If any shares covered by an award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Award will, to the extent of any such forfeiture or termination, again be available for making awards under the Plan. In addition, if the exercise price of an option, or the withholding obligation of a Grantee with respect to any Award, is satisfied by tendering shares or withholding shares the number of shares tendered or withheld will not reduce the number of shares available under the 2006 Plan.
     The Board of Directors believes that equity incentive compensation is an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the equity incentive grants by employees at all levels and by directors, officers and consultants. We believe that the equity incentive program is important in order to maintain our culture, employee ownership, employee motivation and continued success.
DESCRIPTION OF THE 2006 EQUITY INCENTIVE PLAN
     Structure. The 2006 Plan allows for the grant of options, restricted stock, stock bonuses and stock appreciation rights at the discretion of the Plan Administrator. The principal features of the program are described below.
     Administration. The Compensation Committee of the Board of Directors will serve as the Plan Administrator with respect to the 2006 Plan. The Plan Administrator has the authority to interpret the 2006 Plan and the rights underlying any grants or awards made subject to the 2006 Plan. Any decision or action of the Plan Administrator in connection with the 2006 Plan is final and binding.
     No director shall be liable for any action, excepting willful misconduct and gross negligence, or bad faith and without reasonable belief arising out of or related to the 2006 Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its subsidiaries.
     Eligibility. Employees, directors, officers and consultants in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2006 Plan. Determinations as to eligibility shall be made by the Plan Administrator.
     Valuation. For purposes of establishing the exercise or purchase price, and for all other valuation purposes under the 2006 Plan, the fair market value per share of common stock on any relevant date under the 2006 Plan is the closing price as reported by the Nasdaq SmallCap, Nasdaq National Market or other exchange where the common stock is listed for trading.
     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2006 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2006 Plan shall terminate later than ten (10) years after the date of grant.
     Limitations on Awards. The maximum number of shares of stock that may be granted during any one calendar year under the Plan to any one Participant shall be 500,000, except that the may make an additional one-time grant of such Award to a newly-hired individual for up to 200,000 shares for a maximum annual grant of 700,000.
     Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least 100% of the fair market value of the shares on the date of grant. Payment for shares purchased pursuant to the 2006 Plan may be made in cash, or, at the sole discretion of the Administrator by surrender of shares of the Company owned by the participant more than six (6) months or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act. At the sole discretion of the Administrator, payment may also be made by “deemed net-stock exercise” in which the optionee exercises by forfeiting the option shares at their exercise price. A broker-assisted payment may also be made in which the broker has irrevocable instructions to deliver the amount of sale proceeds necessary to pay the exercise price and tax withholding obligations.
     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. The Plan Administrator may provide for transfer of a non-qualified stock option without payment of consideration to designated family members and certain other entities specified in the 2006 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.
     Termination of Directorship. If a participant ceases to be a director of the Company or a subsidiary, vested stock options may be exercised at any time, but in no event after the termination of the option as specified in the award agreement or ten years from the Grant Date.
     Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award. Unless the Plan Administrator provides otherwise, holders of restricted stock shall have the right to vote such restricted stock and the right to receive any dividends declared or paid with respect to such restricted stock. All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of the Company upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period. Unless the Plan Administrator provides otherwise, no grant of restricted shares may be assigned, encumbered or transferred except in the event of death or by will or the laws of descent and distribution.
     Unrestricted Stock Awards. The Plan Administrator may award Unrestricted Stock to any participant as a stock bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied.
     Stock Appreciation Rights. A stock appreciation right (SAR) may be awarded pursuant to an award agreement and shall be based upon such factors as the Plan Administrator may determine. The Plan Administrator will determine the time period during which a SAR may be exercised. Exercise of the right shall be by written notice and entitles the participant to receive a number of shares, cash, or a combination thereof. The number of shares which may be issued upon exercise of the SARs shall be determined by dividing the number of shares as to which the SAR is exercised, multiplied by the amount by which the fair market value of the shares on the exercise date exceeds the fair market value of a share on the date of grant of the SAR, by the fair market value of a share on the exercise date. However, the Plan Administrator may, in its sole discretion, pay cash in lieu of shares. Any SAR that has not vested prior to the date of termination of employment will automatically expire, and all of the rights, title and interest of the Participant thereunder will be forfeited in their entirety. No SAR may be transferred other than by will or the laws of descent and distribution, and during the lifetime of the participant, only to individuals and entities as specified in the 2006 Plan. Assignment shall be by written request, and the terms applicable to assigned SAR’s remain the same as those in effect for the award immediately before the assignment.

GENERAL PLAN PROVISIONS
     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration as specified in the 2006 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.
     In the event of a change of control of the Company, as defined in the 2006 Plan, the Plan Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated change of control, to fully vest all outstanding Awards. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.
     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.
     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2006 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.
     Special Tax Election. The Plan Administrator may, in its discretion, permit participants to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.
     Amendment and Termination. The Board may amend, suspend or terminate the 2006 Plan at any time and for any reason; provided however, that shareholder approval shall be required for any increase in the maximum number of common stock issuable under the Plan except for a proportional increase in the maximum number as a result of stock split or stock dividend or a change in the class of employees entitled to be granted incentive stock options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2006 Plan or by law. But no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding awards without such person’s consent not unreasonably withheld.
     Unless sooner terminated by the Board, the 2006 Plan will in all events terminate ten years from the date the Plan is approved by the Board. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

     Predecessor Option Agreements. All outstanding options under predecessor option agreements continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2006 Plan affect or otherwise modify the rights or obligations of the holders of those options.
     Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.
     Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2006 Plan as may be determined by the Board of Directors or the Plan Administrator.
FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2006 PLAN
     The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the 2006 Plan and the subsequent sale of common stock that will be acquired under the 2006 Plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently. The following discussion addresses only the general federal income tax consequences of awards. Participants are urged to consult their own tax advisors regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations.
     Options granted under the 2006 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements.
     Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.
     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.
     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised (except for purposes of the alternative minimum tax in which case any applicable taxation is calculated based on the same amount as taxed for nonqualified stock options). The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1)year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.
     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.
     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the options exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares.
     Restricted Stock Awards. The recipient receives no taxable income upon the receipt of a restricted stock award. The recipient is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows a recipient, at his or her option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the recipient. In the event a recipient makes such an election, a Section 83(b) election must be filed with the IRS within 30 days of the shares being allocated to the recipient. Under Section 83(b) an electing recipient will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a recipient who has made a Section 83(b) election subsequently forfeits the shares, the recipient will not be entitled to any deductions; however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the recipient recognizes income.
     Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.
     Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.
     Business Deduction for the Company. In connection with the various awards, the Company will generally be entitled to a business expense deduction in the same amount and generally if and when the participant recognizes ordinary income. Section 162(m) of the Code limits publicly-held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year. However, performance-based compensation is excluded from this limitation. The 2006 Plan is designed to permit the Plan Administrator to grant awards that qualify as “performance-based compensation” under section 162(m). The Plan Administrator is authorized to establish performance goals that qualify as performance-based awards under Section 162(m) of the Code.
     Impact of Recent Tax Law Changes. Recently adopted, Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards, such as certain stock options and stock appreciation rights. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards and, unless explicitly set forth in a plan document or award agreement, no acceleration of payment is permitted. The

U.S. Department of Treasury has provided preliminary guidance and proposed regulations with respect to Section 409A and more definitive guidance is anticipated in the near future. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award subject to 409A fails to comply, an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation will apply. The 2006 Plan provides the
     Plan Administrator with discretion to provide that awards comply with the provisions of Section 409A.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE 2006 EQUITY INCENTIVE PLAN.
PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors has appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2007. E&Y also served as the Company’s independent registered public accounting firm for our 2006 fiscal year. The Board of Directors concurs with the appointment and is submitting the appointment of E&Y as our independent registered public accounting firm for stockholder ratification at the annual meeting.
     A representative of E&Y is expected to be present at the annual meeting. The E&Y representative will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from stockholders.
     Our Bylaws do not require that the stockholders ratify the appointment of E&Y as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain E&Y, but may retain E&Y in any event. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT YEAR.
Executive Officers of the Company
     Set forth below is information about the executive officers and key employees of the Company:

Name	Position	Age
Philip H. Coelho	Chief Executive Officer	62
Kevin Simpson	President, General Manager of Surgical Wound Care	48
Matthew T. Plavan	Chief Financial Officer	42
John Chapman, Ph.D.	V.P. of Scientific Affairs	52
Dennis F. Marr, Ph.D.	V.P. Research & Development	42

     The Board of Directors appoints the executive officers. Executive officers serve at the pleasure of the Board. There are no family relationships between any of the directors, executive officers or key employees.
     Biographies
     The biography of Mr. Coelho can be found under Proposal 1 – Election of Directors.
     Mr. Kevin Simpson joined the Company in January 2003 as President and Chief Operating Officer and was also appointed to the Company’s Board of Directors. Mr. Simpson currently serves as President, General Manager of Surgical Wound Care. Mr. Simpson has over 20 years experience in key management positions within life sciences based companies. In 2001 and 2002, Mr. Simpson was General Manager of the Pathogen Reduction Technology Business Unit at Gambro Healthcare, Inc. Prior to that, he was a Managing Consultant in the Strategy Group of Breakaway Solutions Inc., a provider of hosted business to business e-commerce applications and packaged applications from 2000 — 2001 Prior to that, Mr. Simpson spent eight years at Haemonetics Corporation, most recently as Vice President of the Commercial Plasma Business Unit and Vice President, Sales and Sales Operations for plasma sales. Mr. Simpson holds a Bachelor of Science in Mechanical Engineering from Purdue University and a Masters of Business Administration from Harvard Business School.
     Dr. John Chapman, Ph.D. joined the Company in June 2005 as the Executive Director of Scientific Affairs and was promoted to Vice President of Scientific Affairs in March 2006. Prior to joining the Company, Dr. Chapman was Sr. Vice President of Research and Development at V.I. Technologies (Vitex). Prior to joining Vitex, he had 16 years of experience working for Baxter Healthcare in the divisions of Applied Sciences and Transfusion Therapies. Dr. Chapman earned his Bachelor of Science Degree in A&M from West Texas University and his Doctor of Philosophy Degree in Medical Science Toxicology from the University of Arkansas.
     Dr. Dennis F. Marr, Ph.D., PMP, joined the Company in August 2004 as Vice President of Research and Development. Prior to joining the Company, Dr. Marr was employed by Baxter Healthcare Corporation. During his employment he served as Director, Device Development & Engineering from September 2001 to August 2004, Manager, Programs – R&D from January 2000 to September 2001 and Senior Engineering Specialist from January 1998 to December of 1999. Dr. Marr earned his Bachelor of Science Degree in Chemical Engineering from the University of Illinois Champaign-Urbana, his Doctor of Philosophy Degree in Chemical Engineering from the University of Wisconsin-Madison, and he is a certified Project Management Professional with the Project Management Institute.
     Matthew T. Plavan joined ThermoGenesis in May of 2005 as Chief Financial Officer. Before joining the Company, Mr. Plavan served from 2002 to 2005 as Chief Financial Officer of StrionAir, Inc., an air purification product development and marketing company. Prior to that, Mr. Plavan was the Chief Financial Officer for a wireless device management Company, Reason Inc., from 2000 to 2002. During the preceding seven years, 1993 through 2000, Mr. Plavan served in a number of key financial and operating leadership roles within McKesson and McKesson-acquired companies, including most recently, Vice President of Finance for a $300 million ehealth division. Prior to that, Mr. Plavan was an audit manager in the Audit and Risk Advisory Services group of Ernst & Young LLP. Mr. Plavan became a Certified Public Accountant in 1992. Mr. Plavan earned his bachelor’s degree in business economics from the University of California at Santa Barbara.

Committees of the Board of Directors
Governance and Nominating Committee
     The Governance and Nominating Committee was recently formed to address general governance and policy oversight; succession planning; to identify qualified individuals to become prospective Board Members and make recommendations regarding nominations for the Board of Directors; to advise the Board with respect to appropriate composition of Board committees; to advise the Board about and develop and recommend to the Board appropriate corporate governance documents and assist the Board in implementing guidelines; to oversee the annual evaluation of the Board and the Company’s Chief Executive Officer, and to perform such other functions as the Board may assign to the committee from time to time. The Governance and Nominating Committee has currently been tasked with evaluation and oversight of succession planning along with retention and recruitment of qualified members of the executive team in furtherance of the Company’s strategic goals. The Governance and Nominating Committee consists of four independent directors: Mr. Barry (Governance and Nominating Committee Chairman), Mr. McEnany, Dr. Huckel and Dr. Myers.
Audit Committee
     The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter was filed as Exhibit B to the fiscal 2005 proxy statement. The Audit Committee consists of four independent directors as determined by NASD listing standards: Mr. McEnany (Audit Committee Chairman), Mr. Barry, Dr. Huckel and Dr. Myers. Mr. McEnany and Mr. Barry are qualified as Audit Committee Financial Experts.
Compensation Committee
     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee are Dr. Huckel (Compensation Committee Chairman), Mr. McEnany and Dr. Myers.
Compensation Committee Interlocks and Insider Participation
     None of the members of our Compensation Committee were at any time an officer or employee of ours. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee, except that Mr. Coelho serves on the compensation committee of Catalyst Pharmaceuticals, Inc., the Chief Executive Officer of which is Mr. McEnany. In October 2006, Mr. Coelho resigned from the Compensation Committee of Catalyst Pharmaceuticals Inc.

Nominations to the Board of Directors
     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical device industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.
     The Board of Directors has a nominating committee. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. The Governance and Nominating Committee recommends a slate of directors for election at the annual meeting. In accordance with Nasdaq rules, the slate of nominees is approved by a majority of the independent directors. Mr. Barry, Dr. Huckel, Mr. McEnany and Dr. Myers, each members of the Governance and Nominating Committee, are independent as defined in the NASD listing standards.
     In carrying out its responsibilities, the Board will consider candidates suggested by stockholders. If a shareholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of the Company’s Bylaws. Suggestions for candidates to be evaluated by the Governance and Nominating Committee must be sent to Assistant Corporate Secretary, 2711 Citrus Road, Rancho Cordova, California 95742.
     In fiscal 2006, the Board of Directors met six (6) times, the Audit Committee met four (4) times and the Compensation Committee met two (2) times. Each director attended all of the meetings of its Board of Directors and of the committees upon which he served. All Directors attended the 2005 annual meeting of stockholders. The Board requires all Directors to attend the annual stockholder meeting unless there is an emergency.
     Stockholders may send communications to the Board by mail to the Chairman of the Board, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742.
Audit Committee Report
     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee (i) reviews the financial statements, (ii) reviews management’s and the independent auditor’s results of testing of the internal controls over the financial reporting process, (iii) reviews and concurs with managements appointment, termination or replacement of the Chief Financial Officer, (iv) consults with and reviews the services provided by the Company’s independent auditors and makes recommendations to the Board of Directors regarding the selection of the independent auditors, and (v) reviews reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies. The Company’s management has primary responsibility for preparing the financial statements and establishing the Company’s financial reporting process and internal control over financial reporting. Company management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The Company’s independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principals. The independent auditors are also responsible for issuing a report on management’s assessment and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibilities include oversight of these processes.

     In accordance with Statements on Auditing Standards (SAS) No. 61 (codification of Statements on Auditing Standards, AU§ 380), as amended by SAS 89 and SAS 90, and Rule 2-07, “Communications with Audit Committees,” of Regulation S-X, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors’ independence.
     The Audit Committee has also met and discussed with the Company’s management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company’s independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor’s judgments regarding any and all of the above issues.
     Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the Securities and Exchange Commission.
Respectfully submitted,

THERMOGENESIS CORP. AUDIT COMMITTEE

Patrick McEnany, Chairman
George Barry
Dr. Hubert Huckel
Dr. Woodrow Myers

Directors of the Company

Compensation Committee Report
     The Compensation Committee oversees our compensation plans and policies, reviews and approves all decisions concerning principal executive officers’ compensation, which are further approved by the Board, and administers our stock option and equity plans, including reviewing and approving stock option grants and equity awards under the plans. The Compensation Committee’s charter reflects these various responsibilities, and the Compensation Committee and the Board periodically review and revise the charter in consultation with outside counsel. The Compensation Committee’s membership is determined by the Board and is composed entirely of independent directors. The Compensation Committee meets at scheduled times during the year. The Committee Chairman reports on Compensation Committee actions and recommendations at Board meetings, where such actions are further ratified and approved. In addition, the Committee has the authority to engage the services of outside advisers, experts and others to assist the Committee.
     Compensation Philosophy
     The Compensation Committee emphasizes the important link between the Company’s performance, which ultimately increases stockholder value, and the compensation of its executives. Therefore, the primary goal of the Company’s executive compensation policy is to closely align the interests of the stockholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company, (ii) align the Company’s compensation programs with the Company’s long-term business strategies and objectives, and (iii) provide variable compensation opportunities that are directly linked to the Company’s performance and stockholder value, including an equity stake in the Company. For several years, the Company has used three integrated components — Base Salary, Incentive Compensation and Stock Options — to achieve these goals.
     Base Salary
     The Base Salary component of total compensation is intended to compensate executives competitively within the industry and the marketplace. Base Salaries of the executive officers are established by the Compensation Committee based upon compensation data of comparable companies in the comparable markets, the executive’s job responsibilities, level of experience, individual performance and contribution to the business. In the past, in making Base Salary decisions, the Committee exercised its discretion and judgment based upon regional and personal knowledge of industry practice and did not apply any specific formula to determine the weight of any one factor. In 2004, the Compensation Committee retained Pearl Meyer & Partners, and adjusted salaries as of July 1, 2004, based on the report and recommendations prepared by Pearl Meyer & Partners, which were ratified and approved by the Board.
     Incentive Bonuses
     The Incentive Bonus component of executive compensation is designed to reflect the Compensation Committee’s belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The Incentive Bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company. The Compensation Committee has directed that a formal written incentive plan with specified key milestones critical to the Company’s success be developed and implemented, and that the plan be weighted heavily towards achieving profitability before any bonus compensation would be earned. All executive employment contracts provide generally for a discretionary bonus of up to 35% of the executive’s base salary, which is to be determined by the Compensation Committee based on individual performance criteria and Company achievement of profitability during the year. After further discussion of the increases in base salary in line with the report and recommendations, and a proposal made by management, any future bonus payouts were limited to a maximum of 25% of salary for the Company’s principal executive officers, and may be paid in cash, restricted stock grants, or options.
     Long-term Incentives
     The Compensation Committee provides the Company’s executive officers with Long-term Incentive compensation in the form of stock option grants under the Company’s Amended 1994 Stock Option Plan and the Amended 1998 Equity Incentive Plan. The Compensation Committee believes that stock options provide the Company’s executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company’s Common Stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. It is the Company’s practice to grant options from time to time to executive officers at the fair market value of the Company’s common stock on the date of grant. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company’s long-term strategic performance goals. The number of stock options granted to other executives in prior years and the total number of options granted under the plans are also taken into consideration.
Chief Executive Officer Compensation
     Under the terms of Mr. Coelho’s employment agreement, he is entitled to receive an annual salary of not less than $225,000, as may be increased by the Board annually upon review, and an annual bonus at the discretion of the Board of Directors of up to 35% of salary. In the last two years the Board increased the CEO salary to its current amount of $360,000 annually, in order to bring the cash salary payment closer to competitive levels with other companies and industry benchmarks. The Board did not target the higher end of competitive salaries, given the current stage of the Company’s development. The Board reviewed a number of quantitative factors and qualitative factors included in the Company’s performance, new strategic relationships and distribution channels, including GE Healthcare, commercialization of new products, including the AXP, operating cash flow, working capital, and market value. The Board also took into consideration certain qualitative factors including the exceptional reputation of Mr. Coelho in the scientific and medical community related to the Company’s products, ethical conduct, and tireless effort with extensive travel requirements around the world. During fiscal year 2006 the Board paid a $50,000 cash bonus, the first cash bonus paid to Mr. Coelho in over 6 years.
     In conclusion, the Compensation Committee believes that the Company’s current compensation levels are consistent with Company goals.

Respectfully Submitted,
THERMOGENESIS CORP.
COMPENSATION COMMITTEE

Hubert Huckel, M.D., Chairman
Patrick McEnany
Woodrow Myers, M.D.

Independent Directors of the Company

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
     This table lists the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.
SUMMARY COMPENSATION TABLE

	Annual Compensation					Long Term Compensation
						Awards			Payouts
(a)	(b)	(c)	(d)	(e)		(f)	(g)		(h)	(i)
Name				Other		Restricted	Securities
and				Annual		Stock	Underlying		LTIP	All Other
Principal				Compen-		Awards(s)	Options/		Payouts	Compensation
Position	Year	Salary ($)	Bonus ($)	sation ($)		($)	SARs (#)		($)	($)
Philip H. Coelho, Chairman and	2004	$225,000	$0	$12,000	(1)	$0	0		$0	$0
Chief Executive	2005	$298,000	$0	$14,000	(2)	$0	0		$0	$0
Officer	2006	$312,000	$50,000	$3,000	(3)	$0	0		$0	$0
Kevin Simpson, President and	2004	$217,000	$0	$3,000	(4)	$0	0		$0	$0
Chief Operating	2005	$230,000	$0	$8,000	(5)	$0	227,100	(6)	$0	$0
Officer	2006	$230,000	$39,000	$0		$0	75,000	(7)	$0	$0
Matthew T. Plavan, Chief Financial	2005	$9,000	$0	$0		$0	90,000	(8)	$0	$0
Officer	2006	$181,000	$0	$37,000	(9)	$0	0		$0	$0
John Chapman, V.P of Scientific	2005	$3,000	$0	$0		$0	60,000	(10)	$0	$0
Affairs	2006	$158,000	$15,000	$0		$0	0		$0	$0
Dennis Marr, V.P. Research and	2005	$143,000	$30,000	$10,000	(11)	$0	60,000	(12)	$0	$0
Development	2006	$175,000	$0	$0		$0	0		$0	$0

(1)	Represents payment of $9,000 in accrued vacation and $3,000 for a term life insurance policy for the benefit of Ms. Coelho.

(2)	Represents payment of $11,000 in accrued vacation and $3,000 for a term life insurance policy for the benefit of Ms. Coelho.

(3)	Represents payment of $3,000 for a term life insurance policy for the benefit of Ms. Coelho.

(4)	Represents accrued vacation pay.

(5)	Represents accrued vacation pay.

(6)	Represents 227,100 stock options granted on August 9, 2004 at $3.58.

(7)	Represents 75,000 stock options granted on March 13, 2006 at $3.75.

(8)	Represents 90,000 stock options granted on May 31, 2005 at $4.01.

(9)	Represents payment for reimbursable expenses related to relocation activities per Mr. Plavan’s employment agreement.

(10)	Represents 60,000 stock options granted on June 13, 2005 at $4.30.

(11)	Represents payment of $4,000 in accrued vacation and $6,000 for reimbursable expenses related to relocation activities.

(12)	Represents 60,000 stock options granted on August 25, 2004 at $3.98.

     Employment Agreements
     In June 2002, the Company and Mr. Philip Coelho entered into an employment agreement whereby Mr. Coelho agreed to serve as Chief Executive Officer of the Company and receive compensation equal to $225,000 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Coelho is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed 35% percent of his base salary in effect for any given year, and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated by Mr. Coelho or by the Company with or without cause. In the event Mr. Coelho is terminated by the Company without cause, Mr. Coelho will be entitled to receive severance pay equal to the greater of six months of his annual salary or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Coelho is terminated other than “for cause” upon a change of control, Mr. Coelho shall be paid an amount equal to three times his annual salary. The phrase “change of control” is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in June 2007.
     In January 2003, the Company and Mr. Kevin Simpson entered into an employment agreement whereby Mr. Simpson agreed to serve as President and Chief Operating Officer of the Company and receive compensation equal to $217,200 per year, subject to annual increases as may be determined by the Board of Directors. Mr. Simpson is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed 35% percent of his base salary in effect for any given year, and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated by Mr. Simpson or by the Company with or without cause. In the event Mr. Simpson is terminated by the Company without cause, Mr. Simpson will be entitled to receive severance pay equal to the greater of six months of his annual salary, or if terminated within the first full year of the agreement, an amount equal to two years of his base salary, or if terminated in the second or third year of the agreement, an amount equal to one year of his base salary. In addition, the employment agreement provides that in the event Mr. Simpson is terminated other than “for cause” upon a change of control, Mr. Simpson shall be paid an amount equal to three times his annual salary. The phrase “change of control” is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in January 2008.
     In May 2005, the Company entered into an employment agreement with Mr. Matthew Plavan whereby Mr. Plavan agreed to serve as Chief Financial Officer and receive compensation equal to $175,000 subject to annual increases as may be determined by the Board of Directors. Mr. Plavan was paid moving expenses not in excess of $40,000. Mr. Plavan was granted a seven year option to purchase 90,000 shares of common stock vesting over five years. Mr. Plavan is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Mr. Plavan’s bonuses shall not exceed 35% of his base salary in effect for any given year and shall by subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Plavan. In addition, the employment agreement provides that in the event Mr. Plavan is terminated without cause, Mr. Plavan will be paid an amount equal to 6 months salary. In addition, the employment agreement provides that in the event Mr. Plavan is terminated other than “for cause” upon a change of control, Mr.

Plavan shall be paid an amount equal to three times his annual salary. The phrase “change of control” is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in May 2008.
     In March 2006, the Company entered into an employment agreement with Dr. John Chapman whereby Dr. Chapman agreed to serve as Vice President of Scientific Affairs and receive compensation equal to $175,000 subject to annual increases as may be determined by the Board of Directors. Dr. Chapman is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Dr. Chapman’s bonuses shall not exceed 35% of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Dr. Chapman. The employment agreement provides that in the event Dr. Chapman is terminated without cause, Dr. Chapman will be paid an amount equal to 6 months salary. In addition, the employment agreement provides that in the event Dr. Chapman is terminated other than “for cause” upon a change of control, Dr. Chapman will be paid an amount equal to three times his annual salary. The phrase “change of control” is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, (iii) the acquisition of the Company in a merger or other business combination, or (iv) substantially all of the assets of the Company are sold. The employment agreement expires by its terms in March 2009.
     In August 2004, the Company entered into an employment agreement with Dr. Dennis Marr whereby Dr. Marr agreed to serve as Vice President of Research and Development and receive compensation equal to $175,000 subject to annual increases as may be determined by the Board of Directors. Dr. Marr was paid an initial signing bonus of $30,000. Dr. Marr is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Dr. Marr’s bonuses shall not exceed 25% of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Dr. Marr. In addition, the employment agreement provides that in the event Dr. Marr is terminated other than “for cause” upon a change of control, Dr. Marr will be paid an amount equal to three times his annual salary. The phrase “change of control” is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, (iii) the acquisition of the Company in a merger or other business combination, or (iv) substantially all of the assets of the Company are sold. The employment agreement expires by its terms in August 2007.
     2002 Independent Directors’ Equity Incentive Plan
     The 2002 Independent Directors Equity Incentive Plan (“2002 Plan”) permits the grant of stock or options to independent directors. A total of 350,000 shares have been approved by the stockholders for issuance under the 2002 Plan.
     As of June 30, 2006, 235,000 options had been granted under the 2002 Plan and 96,000 shares of common stock have been issued pursuant to the 2002 Plan. Exercise prices for options under the 2002 Plan range from $1.81 to $4.86.

     Amended 1998 Equity Incentive Plan
     On February 2, 1998, the stockholders of the Company approved the 1998 Equity Incentive Plan (the “1998 Plan”). The 1998 Plan was amended at the Annual Meeting in January 2003. A total of 3,798,000 shares were approved by the stockholders for issuance under the 1998 Plan.
     The 1998 Plan is administered by the Compensation Committee. The 1998 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the 1998 Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company. As of June 30, 2006, 3,310,971options had been granted under the 1998 Plan and 1,457,884 shares of common stock have been issued pursuant to the 1998 Plan. Exercise prices for options under the 1998 Plan range from $1.125 to $5.88.
     The Amended 1994 Stock Option Plan
     The Company’s Amended 1994 Stock Option Plan (the “1994 Plan”) was originally approved by the Company’s stockholders in January 1995 and amended at the Annual Meetings on May 29, 1996 and May 29, 1997. A total of 1,450,000 shares have been approved by the stockholders for issuance under the 1994 Plan. The 1994 Plan, but not the options granted, expired in October 2004.
     The 1994 Plan previously permitted the grant of stock options to employees, officers and certain directors, and ceased permitting any grants upon its expiration in October 2004. The purpose of the 1994 Plan was to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company.
     As of June 30, 2006, 1,321,474 options had been granted under the 1994 Plan and 974,250 shares of common stock have been issued pursuant to the 1994 Plan. Exercise prices for options under the 1994 Plan range from $1.60 to $3.58.
Equity Compensation Plan Information
     The following table provides information for all of the Company’s equity compensation plans and individual compensation arrangements in effect as of June 30, 2006.

	Number of	Weighted-
	securities to be	average exercise	Number of securities
	issued upon	price of	remaining available for
	exercise of	outstanding	future issuance under
	outstanding	options,	equity compensation plans
	options, warrants	warrants and	(excluding securities
Plan Category	and rights	rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by securities holders	2,539,321	$2.72	402,019
Equity compensation plans not approved by security holders	—	—	—

Total	2,539,321	—	402,019

Option/SAR Grants in Last Fiscal Year
     The following table provides information relating to stock options granted during the year ended June 30, 2006.

Percent of
		Total			Potential Realized Value
	Number of	Options			at Assumed Annual
	Securities	Granted to			Rates of Stock Price
	Underlying	Employees	Exercise		Appreciation for Option
	Options	in Fiscal	Base Price		Term
Name	Granted	Year	($/Sh)	Expiration Date	5%(1)	10%(1)
Kevin Simpson	75,000	25%	$3.75	March 13, 2009-2012	$69,575	$153,082

(1)	Based on the term of the option at the time of grant. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future common stock prices, or actual performance.
Ten-Year Options/SAR Repricings
     There were no repricing of options for the fiscal year ended June 30, 2006.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
     The following table sets forth executive officer options exercised and option values for fiscal year ended June 30, 2006 for all executive officers at the end of the year.

			Number of Securities		Value of Unexercised In -
	Shares		Underlying Unexercised		the Money Options at
	Acquired on	Value	Options June 30, 2006		June 30, 2005(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Phil Coelho	—	—	950,000	200,000	$2,049,000	$400,000
Kevin Simpson	—	—	325,700	226,400	$671,000	$110,000
Matthew Plavan	—	—	18,000	72,000	$2,000	$8,000
John Chapman	—	—	12,000	48,000	—	—
Dennis Marr	—	—	12,000	48,000	$2,000	$7,000

(1)	Based on June 30, 2006 year-end closing bid price of $4.12.

Compensation of Directors
     All directors who are not employees of the Company are paid a quarterly fee of $4,500, a meeting fee of $1,000 per Board meeting and $500 per committee meeting when such meetings occur on the same day as Board Meetings and $1,000 per committee meeting on dates when such committee meetings are not combined with board meetings, and options to purchase 15,000 shares of the Company’s common stock. In addition, committee chairs are paid an annual retainer of $5,000.
Compliance with Section 16 of the Securities Exchange Act of 1934
     Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission, directors and officers of the Company and persons who own more than 10% of the Company’s common stock timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended.

STOCK PERFORMANCE GRAPH
Five-Year Common Stock Performance Graph
     The following graph compares the performance of the Company’s common stock during the period June 30, 2001 to June 30, 2006, with the Nasdaq Stock Market Index and the Company’s peer group of Nasdaq stocks:
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG THERMOGENESIS CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

	Cumulative Total Return
Period ending June 30,	2006	2005	2004	2003	2002	2001
ThermoGenesis Corp.	$196.19	$207.14	$225.24	$136.19	$100.95	$100.00
NASDAQ Stock Market (U.S.)	$105.85	$99.24	$98.58	$78.10	$70.34	$100.00
Peer Group	$139.53	$111.23	$117.81	$83.66	$85.34	$100.00

     There can be no assurance that the Company’s stock performance will continue into the future with the same or similar trends depicted in the graph above. The market price of the Company’s common stock in recent years has fluctuated significantly, and it is likely that the price of the stock will fluctuate in the future. The Company does not endorse any predictions of future stock performance. Furthermore, the stock performance chart is not considered by the Company to be (i) soliciting material, (ii) deemed filed with the Securities and Exchange Commission, or (iii) to be incorporated by reference in any filings by the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, each, as amended.
Security Ownership of Certain Beneficial Owners and Management
     The Company has only one class of stock outstanding, its common stock. The following table sets forth certain information as of September 15, 2006, with respect to the beneficial ownership of our common stock for (i) each director, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock. As of September 15, 2006, there were 54,894,175 shares of Common Stock outstanding.
     Unless otherwise indicated, the address for each listed stockholder is: ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

	Amount and
	Nature of
Name and Address of	Beneficial		Percent of
Beneficial Owner	Ownership(1)		Class
Philip H. Coelho	1,042,503	(2)	1.9%
George J. Barry	82,000	(3)	*	%
Hubert E. Huckel, M.D.	109,000	(4)	*	%
Patrick McEnany	103,158	(5)	*	%
Woodrow A. Myers, M.D.	147,642	(6)	*	%
Officers & Directors as a group	1,939,703	(7)	3.4%

*	Less than 1%.

(1)	“Beneficial Ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2)	Includes 92,503 shares, of which 6,000 shares are held in an IRA, and 950,000 shares issuable upon the exercise of options.

(3)	Includes 41,000 shares and 41,000 shares issuable upon the exercise of options.

(4)	Includes 59,000 shares issuable upon the exercise of options. Also includes 50,000 shares owned by HEH Investment Partners, LP. Dr. Huckel is the general partner of HEH Investment Partners, LP.

(5)	Includes 43,329 shares and 59,000 shares issuable upon the exercise of options. Also includes 829 shares owned by McEnany Holding, Inc. Mr. McEnany is the sole shareholder of McEnany Holding, Inc.

(6)	Includes 122,642 shares and 25,000 shares issuable upon the exercise of options.

(7)	Includes 401,400 shares issuable upon the exercise of options owned by Kevin Simpson. Includes 18,000 shares issuable upon the exercise of options owned by Matt Plavan. Includes 12,000 shares issuable upon the exercise of options owned by John Chapman. Includes 24,000 shares issuable upon the exercise of options owned by Dennis Marr.
Certain Relationships and Related Party Transactions
The Company had no related party transactions during fiscal 2006.
Legal Proceedings
     The Company and its property are not a party to any pending legal proceedings. In the normal course of operations, the Company may have disagreements or disputes with employees, vendors or customers. These disputes are seen by the Company’s management as a normal part of business, and there are no pending actions currently or no threatened actions that management believes would have a significant material impact on the Company’s financial position, results of operations or cash flows.
Relationship with Independent Registered Public Accounting Firm
     The Company retained the firm of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company for the fiscal year ending June 30, 2006. The Company expects a representative of Ernst & Young LLP to be present at the Annual Meeting of Stockholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.
Audit Fees
     Fees for audit services by Ernst and Young LLP totaled $730,000 and $363,000 for the fiscal years ended June 30, 2006 and 2005, respectively, including fees associated with the annual audits of the financial statements, audits of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, the reviews of the Company’s quarterly reports on Form 10-Q, consents, assistance with the review of documents filed with the SEC, and accounting consultations.
Audit-Related Fees
     Fees for audit-related services by Ernst & Young LLP totaled $0 and $30,000 for the fiscal years ended June 30, 2006 and 2005, respectively. Audit-related fees consist of professional services performed in conjunction with the Company’s efforts to comply with the Sarbanes-Oxley Act of 2002.
Tax Fees
     Fees for tax preparation by Ernst and Young LLP totaled $12,000 and $10,000 for the fiscal years ended June 30, 2006 and 2005, respectively.

All Other Fees
     Ernst & Young LLP did not bill us for other services for the fiscal years ended June 30, 2006 and 2005.
     The Audit Committee pre-approves all audit and non-audit services to be performed by the independent registered public accounting firm in accordance with the Audit Committee Charter. The Audit Committee pre-approved 100% of the audit, audit-related and tax services performed by the independent registered public accounting firm in fiscal 2006. The percentage of hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
Code of Ethics
     We have adopted a code of ethics that applies to all employees. A copy of our code of ethics can be found on our website at www.thermogenesis.com. The Company will report any amendment or wavier to the code of ethics on our website within five (5) days.
Stockholder Proposals
     Proposals by stockholders intended to be presented at the 2007 Annual Meeting of Stockholders must be received by us not later than July 12, 2007, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.
     For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on September 21, 2007, and advises stockholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on September 21, 2007.
     Notices of intention to present proposals at the 2007 Annual Meeting should be addressed to the Assistant Corporate Secretary, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Additional Information
     The Annual Report on Form 10-K for the fiscal year ended June 30, 2006, including audited financial statements, has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.
     Additional copies of the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 30, 2006, will be provided to stockholders without charge upon request.

Stockholders should direct any such requests to ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742, Attention: Matthew T. Plavan, Chief Financial Officer.
OTHER BUSINESS
     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.
     ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ David C. Adams
David C. Adams, Corporate Secretary
October 26, 2006
Rancho Cordova, California

Exhibit A
THERMOGENESIS CORP.
2006 EQUITY INCENTIVE PLAN
1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of Incentive and Nonqualified Stock Options (“Options”), Stock (“Restricted Stock” or “Unrestricted Stock”) and Stock Appreciation Rights (“SARs”). This Plan is not intended to replace any current plan of, or awards issued by, the Company, nor will it limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 29.
2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be approved by the Stockholders of the Company, consistent with applicable laws, after the date this Plan is approved by the Board. No Award will be granted after termination of this Plan but all Awards granted prior to termination will remain in effect in accordance with their terms. The effective date of this Plan will be the date of approval by the Board subject to approval of the Stockholders within twelve (12) months of such adoption (the “Effective Date”). So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.
3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.
4. SHARES SUBJECT TO THIS PLAN.
     4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award shall be equal to six percent (6%) of the outstanding shares of Company common stock as measured at the end of each fiscal year, of which the number of shares reserved and available for Incentive Stock Options will be Two Million (2,000,000) (the “Maximum Number”). Not more than the 2,000,000 shares of Stock will be granted in the form of Incentive Stock Options.
     Shares issued under the Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.
     Outstanding shares of the Company shall, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock), but not outstanding Options to acquire Stock.
     4.1.1. Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations will be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award will be counted against the Maximum Number.

     However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for regrant under the Plan.
     4.1.2. Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.
     4.1.3. Reserve of Shares. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:
          i. Grants. The grant of an Award will reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.
          ii. Outstanding. While an Award is outstanding, it will be counted against the authorized pool of Shares regardless of its vested status.
     4.2. Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.
     4.3. Limitations on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Options and/or SARs that may be granted during any one fiscal year under the Plan to any one Participant will be 500,000, except that the Company may make an additional one-time grant of such Award to a newly-hired individual for up to 200,000 shares for a maximum annual grant of 700,000 (all of which may be granted as Incentive Stock Options). Determinations under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section will not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.
     4.4. No Repricing. Absent stockholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to “reprice” an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with regranting of Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.
     4.5. No Reloading. No Option or SAR will provide for the automatic grant of replacement or reload Options or SARs upon the Participant exercising the Option or SAR and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.
     5. ADMINISTRATION OF THIS PLAN.
     5.1. Authority. Authority to control and manage the operation and administration of this Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). It is intended that the directors appointed to serve on the Committee will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Committee.
     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:
          (1) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;
          (2) select Participants;
          (3) determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations. Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;
          (4) determine the number of Shares or other consideration subject to Awards;

          (5) determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;
          (6) prescribe the form of each Award Agreement, which need not be identical for each Participant;
          (7) further define the terms used in this Plan;
          (8) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;
          (9) provide for rights of refusal and/or repurchase rights;
          (10) amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Participant so consents;
          (11) prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and
          (12) make all other determinations necessary or advisable for the administration of this Plan.
     5.3. Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan will be final and binding. The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.
     5.4. Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan. The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.
     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.
     Further, subject to the express provisions of this Plan, the Administrator will specify the grant date (the “Grant Date”), the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.
     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.
     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:
          6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting. The Award Agreement will contain any such vesting schedule.
          6.2.2. Option Term. Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and will be subject to earlier termination as hereinafter provided.
          6.2.3. Exercise Price. The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased will be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.
          6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.
          6.2.5. Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant only the Participant, his guardian or legal representative may exercise an Option, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan and Nonqualified Options may be transferred to a Participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.
          At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.
          6.2.6. Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, payment will be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.
          6.2.7. Exercise After Certain Events.
               i. Termination of Employment
                    (1) Incentive Stock Options.
                         (a) Termination of All Services. If for any reason other than retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant Terminates employment with the Company (including employment as an Officer of the Company), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder)).
                         (b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.
                    (2) Non-Qualified Stock Options.
                         (a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant terminates employment with the Company (including employment as an Officer of the Company), vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). Notwithstanding the foregoing, to the extent Option Awards are made to Directors under this plan, such three (3) month limitation shall not apply unless otherwise provided in the form of Option Agreement, as directed by the Administrator.
                         (b) Continuation of Services as Consultant/Advisor. If a Participant Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company Participant need not exercise the Option within three (3) months of Termination but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).
                    ii. Retirement. If a Participant ceases to be an employee of the Company (including as an officer of the Company) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as will entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).
                    iii. Permanent Disability and Death. If a Participant becomes permanently and totally Disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an Officer of the Company) or three (3) months thereafter, vested Options then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date.
     6.3. Limitations on Grant of Incentive Stock Options.

          6.3.1. Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Participant under any other plan of the Company or any Subsidiary, will not exceed $100,000. For purposes of this Section, all Options in excess of the $100,000 threshold will be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.
          6.3.2. Compliance with Section 422 of the Code. There will be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.
          6.3.3. Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Subsidiary of the Company.
7. RESTRICTED STOCK AWARDS.
     7.1. Grant of Restricted Stock Awards. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a “Restricted Stock Award”). All Restricted Stock Awards will be evidenced by an Award Agreement.
     7.2. Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares. The Administrator may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6. Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.
     7.3. Conditions to Vesting. Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter.
     7.4. Voting and Dividends. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may require that any dividends paid on shares of Restricted Stock will be held in escrow until all restrictions on such shares have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original Award.

     7.5. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.
     7.6. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant’s benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse) or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.
     7.7. Restrictions on Transfer Prior to Vesting. Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant. Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.
     7.8. Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.
8. UNRESTRICTED STOCK AWARDS. The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a Stock Bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan.

9. STOCK APPRECIATION RIGHTS.
     9.1. Awards of SARs. A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with this Plan. A SAR will be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Participant to Participant and between groups of Participants, and may be based upon performance objectives as provided for in this Plan.
     9.2. Exercise Price. The exercise price per share of an SAR will be determined by the Administrator at the time of grant, but will in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.
     9.3. Term. The term of a SAR will be set forth in the Award Agreement as determined by the Administrator.
     9.4. Exercise. A Participant desiring to exercise a SAR will give written notice of such exercise to the Company no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice will specify the number of S with respect to which the SAR is being exercised, and the proposed effective date of the proposed exercise, which notice will state the proportion of Shares and cash that the Participant desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator, and will be signed by the Participant.. Upon receipt of the notice from the Participant, subject to the Administrator’s election to pay cash as provided below, the Company will deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5. The later of the date the Company receives written notice of such exercise or the proposed effective date set forth in the written notice hereunder is referred to in this Section as the “exercise date.”
     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR, by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares will not be issued and in lieu thereof, a cash adjustment will be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.
     9.6. Effect of Exercise. A partial exercise of an SAR will not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.
     9.7. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an Award Agreement, or an event of forfeiture pursuant to the Award Agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire, and all of the rights, title and interest of the Participant thereunder will be forfeited in their entirety; provided, however that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR..
     9.8. Effect of Termination of Employment. Notwithstanding the foregoing, the provisions set forth in Section 6.2.7 with respect to the exercise of Options following termination of employment will apply as well to such exercise of SARs.
     9.9. Transferability. During the lifetime of a Participant each SAR granted to a Participant will be exercisable only by the Participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a Participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.
     10. PAYMENT FOR SHARE PURCHASES.
          10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:
          10.1.1. Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.
          10.1.2. Surrender of Shares. By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares.
          10.1.3. Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

     where:

a =	net Shares to be issued to Participant

b =	number of Awards being exercised

c =	Fair Market Value of a Share

d =	Exercise price of the Awards
          10.1.4. Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

          10.1.5 Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.
     11. WITHHOLDING TAXES.
     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a “deemed net-stock exercise,” the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.
     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act. A Participant who has made an election pursuant to this Section 11.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.
12. PROVISIONS APPLICABLE TO AWARDS.
     12.1. Acceleration. The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share.
     12.2. Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers will comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.
     12.3. Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Participant that is or is expected to become a Covered Employee will be determined solely on the basis of

(a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above, and will be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan will be deemed amended to the extent deemed necessary by the Administrator to conform to such requirements. If an Award is made on such basis, the Administrator will establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.
     In addition, to the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals will be established not later than 90 days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.
     12.4. Compliance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.
     12.5. Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.
     12.6. Cancellation of Awards. In the event a Participant’s Continuous Services has been terminated for “Cause”, he or she will immediately forfeit all rights to any and all Awards outstanding. The determination by the Board that termination was for Cause will be final and conclusive. In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant’s behalf. Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.

13. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.
14. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.
15. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
     16. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.
17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.
     17.1. Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.
     17.2. Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
18. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.
19. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards will not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.
20. DISSOLUTION, LIQUIDATION, MERGER.
     20.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company’s assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 21 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.
     20.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.

21. CHANGE OF CONTROL. The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated “change of control” in the Company, to fully vest all outstanding Awards. A “change of control” will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred.
22. DEFERRAL OF AWARDS. The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish. Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.
23. NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If any Participant will, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant will notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).
24. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that shareholder approval will be required for the following types of amendments to this Plan: (i) any increase in Maximum Number of Common Stock issuable under the Plan except for a proportional increase in the Maximum Number as a result of stock split or stock dividend or (ii) a change in the class of Employees entitled to be granted Incentive Stock Options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law. No Awards will be made after the termination of the Plan. At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant; provided further, however, that the original term of any Award may not be extended unless it would not cause the provisions of Section 409A to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.
25. TRANSFERS UPON DEATH; NONASSIGNABILITY. Upon the death of a Participant outstanding Awards granted to such Participant including Options, Stock and SARs may be transferred and exercised only by the executor or administrator of the Participant’s estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
26. FAILURE TO COMPLY. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.
27. GOVERNING LAW. Except to the extent preempted by any applicable federal law, This Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.
28. MISCELLANEOUS. Except as specifically provided in a retirement or other benefit plan of the company or a related entity, awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The plan is not a “retirement plan” or “welfare plan” under the employee retirement income security act of 1974, as amended.
29. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:
“Administrator” means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.
“Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award, Unrestricted Stock Award or SAR.
“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.
“Board” means the Board of Directors of the Company.
“Cause” will mean, termination of employment of a Participant for cause under the Company’s generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Committee appointed by the Board to administer this Plan.
“Company” means ThermoGenesis Corp., a Delaware corporation, or any successor corporation, and its Subsidiary as the context so warrants.

“Continuous Service” means that the provision of services to the Company or a Subsidiary in any capacity of employee, director or consultant that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Subsidiary, or any successor, in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, director or consultant (except as otherwise provided in the Award Agreement). An approved leave of absence will include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave as determined by the Administrator. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.
“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee will be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.
Disability” or “Disabled” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” will mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant’s Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.
“Effective Date” has the meaning set forth in Section 2.
“Eligible Person” means any director, officer or employee of the Company or other person who, in the opinion of the Committee, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.
“Employee” means any and all employees of the Company or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.
“Exercise Agreement” has the meaning set forth in Section 6.2.4.
“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
“Fair Market Value” means the fair market value of the Stock at the date of grant as determined in good faith by the Administrator. By way of illustration, but not limitation, for this purpose, good faith will be met if the Administrator employs the following methods:
     (i) Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, fair market value will be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”). If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing bid for Stock on the Value Date. If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.
     (ii) Stock Quoted by Securities Dealer. If Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value will be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.
     (iii) No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (X) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (Y) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (Z) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.
     (iv) Additional Valuation. Methods for Publicly Traded Companies. Any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations.
     (v) Non-Publicly Traded Stock. For non-publicly traded stock, the fair market value of the Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant’s status as a majority or minority shareholder may be taken into consideration).
     Regardless of whether the Stock offered under the Award is publicly traded, a good faith attempt for under this purpose will not be met unless the fair market value of the Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations).
“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.
“Issue Date” will mean the date established by the Administrator on which Certificates representing shares of Restricted Stock will be issued by the Company pursuant to the terms of this Plan.
“Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined under in the regulations promulgated under Section 162(m) of the Code, or any successor statute.
“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.
“Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.
“Option” means an award of an option to purchase Shares pursuant to Section 6.

“Optionee” means the holder of an Option.
“Participant” means a person who receives an Award under this Plan.
“Plan” means this ThermoGenesis Corp. 2006 Equity Incentive Plan, as amended from time to time.
“Restricted Stock Award” means an award of Shares pursuant to Section 7.
“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.
“SAR” means a stock appreciation right entitling the Participant Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of shares of Stock of the Company as provided for in Section 9.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Shares” means shares of the Company’s Stock reserved for issuance under this Plan, as adjusted pursuant to this Plan, and any successor security.
“Stock” means the Common Stock, $.001 par value, of the Company, and any successor entity.
“Stock Award” means and Award of Restrict Stock or Unrestricted Stock.
“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Ten Percent Stockholder” has the meaning set forth in Section 6.2.2.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) upon the expiration of such leave is guaranteed by contract or statute.
“Unrestricted Stock Award” means an award of Shares pursuant to Section 8.
“Vesting Date” will mean the date established by the Administrator on which a Share of Restricted Stock may vest.

PROXY	PROXY
ThermoGenesis Corp.
2711 Citrus Road
Rancho Cordova, CA 95742
Telephone (916) 858-5100
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints Philip H. Coelho and Matthew Plavan as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of October 17, 2006, at the Annual Meeting of Stockholders to be held at Sacramento Marriott Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, Ca. 95742, at 9:00 a.m., (PST), on December 11, 2006, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.
PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. ☑
PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
1.	Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2007.
Nominees

Philip H. Coelho	☐	FOR	☐	WITHHOLD AUTHORITY
George J. Barry	☐	FOR	☐	WITHHOLD AUTHORITY
Hubert E. Huckel, M.D.	☐	FOR	☐	WITHHOLD AUTHORITY
Patrick McEnany	☐	FOR	☐	WITHHOLD AUTHORITY
Woodrow A. Myers, M.D.	☐	FOR	☐	WITHHOLD AUTHORITY
2.	To approve the adoption of the 2006 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To ratify appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	I consent to receive future proxy statements and annual reports via the internet.

☐ I CONSENT
5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.
THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated:	, 200___

Signature

Signature
Common Stock
Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Telephone and Internet Voting Instructions
You can vote by telephone OR internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the internet
▪	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	▪	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE
▪	Follow the simple instructions provided by the recorded message.	▪	Enter the information requested on your computer screen and follow the simple instructions.
If you vote by telephone or the internet, please DO NOT mail back this proxy card. Proxies submitted by telephone or the internet must be received by 1:00a.m. PST, on December 11, 2006. THANK YOU FOR VOTING